Inventories	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
Inventories
10 Inventories
Inventories are comprised of the following:

	As of December 31,
In thousands of USD	2024	2025
Merchandise available for sale	7,283	11,352
Less: Provision for slow moving and obsolete inventories	(851)	(1,254)
Total Inventories	6,432	10,098
The total cost of inventory, which consists primarily of the purchase price of customer products, recognized as an expense in the consolidated profit or loss was USD 86,121 thousand (2024: USD 66,538 thousand and 2023: USD 75,657 thousand). The total cost of revenue amounted to USD 87,150 thousand (2024: USD 67,958 thousand and 2023: USD 79,298 thousand) and consists primarily of the cost of inventory.
The amount of write-down of inventories recognized in the consolidated profit or loss was USD 699 thousand (2024: USD 331 thousand and 2023: USD 414 thousand). The amount of reversal of write-down recognized as reduction in the amount of inventories recognized as an expense in the consolidated profit or loss was USD 124 thousand (2024: USD 134 thousand and 2023: USD 199 thousand). The reversal of write-down primarily arises from our ability to increase the net realizable value of certain inventory items through price increases, driving higher margins.